UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 20, 2008

Trubion Pharmaceuticals, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33054	52-2385898
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2401 4th Avenue, Suite 1050, Seattle, Washington		98121
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(206) 838-0500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) Amendment to Bylaws

On November 20, 2008, the Board of Directors of Trubion Pharmaceuticals, Inc. ("Trubion") approved authorized and adopted Amended and Restated Bylaws of the Company (the "Amended Bylaws"). The primary purpose for amending the bylaws was to revise certain provisions in Section 2.4 of Article II relating to the requirements for advance notice by stockholders seeking to submit nominations or proposals for action at meetings.

Pursuant to the Amended Bylaws, to be considered timely, a stockholder’s notice of business or a director nomination shall be delivered to the secretary of Trubion not later than 120 calendar days before the one year anniversary of the previous year’s annual meeting of stockholders; provided, however, that if no annual meeting of stockholders was held in the preceding year or if the date of the annual meeting of stockholders has been changed by more than 30 days before or more than 60 days after the date of the prior year’s meeting, the notice or director nomination must be received no later than the close of business on the later of 120 calendar days in advance of such meeting and 10 calendar days following the date on which public announcement of the date of the meeting is first made.

In accordance with the Amended Bylaws, stockholder proposals for Trubion’s 2009 annual meeting of stockholders, whether intended for inclusion in the proxy statement for such meeting or for presentation directly at such meeting, shall be delivered to the secretary of Trubion not later than 120 calendar days before the one year anniversary of the previous year’s annual meeting of stockholders. The one year anniversary of Trubion’s 2008 annual meeting of stockholders is May 28, 2009. As such, the date after which the notice of a stockholder proposal will be considered untimely is January 28, 2009. All proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended. If a stockholder fails to give notice of a stockholder proposal as required by Trubion’s bylaws or other applicable requirements, then the proposal will not be included in the proxy statement for the 2009 annual meeting of stockholders and the stockholder will not be permitted to present the proposal to the stockholders for a vote at the 2009 annual meeting of stockholders.

The foregoing description of the Amended Bylaws does not purport to be complete and is qualified in its entirety by reference to the Amended Bylaws, which are attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1 Amended and Restated Bylaws of Trubion Pharmaceuticals, Inc.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trubion Pharmaceuticals, Inc.

November 25, 2008	By:	Kathleen M. Deeley

Name: Kathleen M. Deeley
Title: Senior Vice President, General Counsel and Corporate Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Trubion Pharmaceuticals, Inc.